Exhibit 99.2 Earnings Presentation Second Quarter 2020

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of declines in housing prices, high unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms; 2

Forward Looking Statement Disclosure • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2019, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. 3

2Q 2020 Results 119th Consecutive Quarter of Profitability Net income = $37.4 million or $0.38 per diluted share. Adjusted1 net income = $39.0 million or $0.40 per diluted share2 Return on average assets = 0.96%. Adjusted1 return on average assets = 1.00% Profitability Return on average shareholders’ equity = 6.88%. Adjusted1 return on average shareholders’ equity = 7.18% Return on average tangible common equity = 12.90%1. Adjusted1 return on average tangible common equity = 13.47% Net interest income = $111.6 million Net interest margin of 3.38% on a GAAP basis; 3.44% on a fully tax equivalent basis1 Noninterest income = $42.7 million Income Statement Noninterest expense = $88.7 million; $86.5 million1 as adjusted Efficiency ratio = 57.48%. Adjusted1 efficiency ratio = 56.10% Effective tax rate of 17.6%. Adjusted1 effective tax rate of 17.8% EOP assets increased $813.3 million compared to the linked quarter to $15.9 billion EOP loans increased $873.9 million compared to the linked quarter to $10.2 billion Balance Sheet Average deposits increased $1.5 billion compared to the linked quarter to $11.7 billion EOP investment securities decreased $31.9 million compared to the linked quarter Provision expense = $20.2 million. Net charge-offs = $3.1 million. NCOs / Avg. Loans = 0.12% annualized Asset Quality Nonperforming Loans / Total Loans = 0.75%. Nonperforming Assets / Total Assets = 0.49% ACL / Nonaccrual Loans = 233.74%. Classified Assets / Total Assets = 0.79% ACL / Total loans = 1.56%; 1.71% of loans excluding PPP Total capital ratio = 15.13% Tier 1 common equity ratio = 11.44% Capital Tangible common equity ratio = 8.09%; 8.62% excluding PPP loans Tangible book value per share = $12.26 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 2 See Slide 30 for Adjusted Earnings detail. 4

2Q 2020 Highlights Quarterly earnings impacted by elevated provision expense Adjusted1 earnings per share - $0.40 Adjusted1 return on assets – 1.00% Adjusted1 pre-tax, pre-provision return on assets – 1.73% Adjusted1 return on average tangible common equity – 13.47% Strong loan and deposit growth Loan balances increased $873.9 million compared to the linked quarter; 37.8% on an annualized basis; included $885.3 million of PPP loans, net of unearned fees End of period deposit balances grew $1.1 billion compared to linked quarter; 40.3% on an annualized basis Net interest margin (FTE) stronger than expected given decline in interest rates 33 bp decline driven by the previous Fed rate cuts and the normalization of LIBOR, partially offset by disciplined funding management Strong fee income Mortgage banking revenue increased $13.8 million, or 488.6% Foreign exchange income of $6.6 million despite COVID-19 headwinds Continued strong client derivative fee income Service charges declined $2.4 million, or 28.9% Core expenses in line with initial expectations Adjusted1 noninterest expense of $86.5 million; adjusted for $0.7 million of COVID-19 related expenses and approximately $1.5 million of other non- recurring costs such as branch consolidation costs $0.8 million of incremental expenses related to PPP Elevated Allowance for credit loss (ACL) and provision expense reflects COVID-19 impact on expected lifetime losses Adopted CECL as of January 1 Loans and leases - ACL of $158.7 million or 1.56% of total loans; $17.9 provision expense Unfunded Commitments - ACL of $16.7 million; $2.4 million provision expense Substantially all of second quarter provision expense related to expected economic impact from COVID-19 Strong Capital ratios and Liquidity Issued $150 million of sub-debt Total capital of 15.13%; Tier 1 common equity of 11.44%; Tangible common equity of 8.09% Tangible book value increased to $12.26 No shares repurchased during the quarter; suspended share buybacks on March 13th Ample liquidity, with $6.1 billion of funding capacity 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 5

Adjusted1 Net Income The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 2Q 2020 1Q 2020 As Reported Adjusted As Reported Adjusted Net interest income $ 111,576 $ 111,576 $ 114,282 $ 114,282 Provision for credit losses-loans and leases $ 17,859 $ 17,859 $ 23,880 $ 23,880 Provision for credit losses-unfunded commitments $ 2,370 $ 2,370 $ 1,568 $ 1,568 Noninterest income $ 42,725 $ 42,725 $ 35,384 $ 35,384 less: gains (losses) on investment securities - 128 A - (157) A Total noninterest income $ 42,725 $ 42,597 $ 35,384 $ 35,541 Noninterest expense $ 88,689 $ 88,689 $ 89,666 $ 89,666 less: severance and merger-related expenses - 35 A - 329 A less: COVID-19 donations and costs - 660 A - 1,011 A less: other - 1,507 A - 1,139 A Total noninterest expense $ 88,689 $ 86,487 $ 89,666 $ 87,187 Income before income taxes $ 45,383 $ 47,457 $ 34,552 $ 37,188 Income tax expense $ 7,990 $ 7,990 $ 5,924 $ 5,924 plus: tax effect of adjustments (A) @ 21% statutory rate - 436 - 554 Total income tax expense $ 7,990 $ 8,426 $ 5,924 $ 6,478 Net income $ 37,393 $ 39,031 $ 28,628 $ 30,710 Net earnings per share - diluted $ 0.38 $ 0.40 $ 0.29 $ 0.31 Pre-tax, pre-provision return on average assets 1.68% 1.73% 1.66% 1.73% 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts 6

Profitability Diluted EPS Return on Average Assets 1.63% 1.54% $0.58 $0.56 1.41% $0.52 $0.40 1.00% $0.31 0.85% 1.50% $0.53 $0.51 $0.49 1.41% 1.34% $0.38 0.96% $0.29 0.79% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 1 Diluted EPS Adjusted EPS ROA Adjusted ROA Return on Avg Tangible Common Equity Efficiency Ratio 18.87% 17.67% 59.8% 59.9% 16.73% 58.2% 57.5% 55.7% 56.4% 56.1% 53.8% 13.47% 52.0% 50.3% 10.41% 17.33% 16.15% 15.84% 12.90% 9.71% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1 1 ROATCE Adjusted ROATCE Efficiency Ratio Adjusted Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 7

Net Interest Income & Margin Net Interest Margin (FTE) 4.04% Net Interest Income 3.96% 3.89% 0.23% 3.77% 0.21% 0.12% 0.21% 0.15% 0.16% 0.14% 0.10% 3.44% $122.3 $121.5 0.17% $118.9 0.10% $7.4 $6.8 $114.3 $6.7 $111.6 $3.6 $4.6 $4.5 $4.9 3.69% $3.1 $4.5 3.60% 3.54% 3.51% $5.8 1 $3.3 3.17% 2Q19 3Q19 4Q19 1Q20 2Q20 Basic Margin (FTE) Loan Fees Purchase Accounting 2Q20 NIM (FTE) Progression 1Q20 3.77% Asset yield / mix -0.57% Funding cost / mix 0.26% 2Q19 3Q19 4Q19 1Q20 2Q20 PPP Loan/Funding -0.03% Loan Fees Loan Accretion PPP Interest/Fees Purchase accounting and other 0.01% 2Q20 3.44% 1 includes 3 bps dilution from PPP All dollars shown in millions 8

Average Balance Sheet Average Loans Average Deposits 5.73% 5.58% 5.33% 0.82% 0.80% 5.04% 4.25% 0.74% 0.64% 0.40% $10,002 $8,853 $9,014 $9,149 $9,221 $11,731 $10,096 $10,018 $10,222 $10,234 2Q19 3Q19 4Q19 1Q20 2Q20 1 2Q19 3Q19 4Q19 1Q20 2Q20 Gross Loans Loan Yield (Gross) Total Deposits Cost of Deposits Average Securities 3.29% 3.21% 3.16% 3.04% 2.97% $3,409 $3,291 $3,103 $3,116 $3,164 2Q19 3Q19 4Q19 1Q20 2Q20 Average Investment Securities Investment Securities Yield All dollars shown in millions 1 Includes loans fees and purchase accounting accretion 9

Loan Portfolio Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) Total $10.2 Billion Franchise ICRE $107.9 $462 5% Oak Street Commercial -$54.0 Mortgage $626 $1,108 6% Small Business Banking -$37.3 11% 1 PPP $885 Consumer -$20.2 Consumer Other 9% $848 $79 Mortgage -$21.5 8% 1% Oak Street $16.2 Small Business Banking Franchise $7.0 $1,025 10% 1 PPP $885.3 Other -$9.5 ICRE Commercial $3,487 $1,662 34% 16% Total growth/(decline): $873.9 million 1 Net of unearned fees of $27.6 million All dollars shown in millions 10

Deposits Deposit Product Mix (Avg) 2Q20 Average Deposit Progression Total $11.7 billion Noninterest-bearing $666.6 Public Funds Interest-bearing $1,664 demand 14% $1,522 Interest-bearing demand $128.3 13% Brokered CDs Savings $83.8 $1,187 10% Noninterest- Money Markets $155.6 bearing $3,164 Retail CDs 27% Retail CDs -$82.3 $1,318 11% Brokered CDs $483.3 Money Markets Savings Public Funds $61.8 $1,899 $977 16% 9% Total growth/(decline): $1.5 billion All dollars shown in millions 11

Noninterest Income Noninterest Income 2Q20 Highlights Total $42.7 million $16.7 million of gains from sales of loans; a $13.8 million, or 488.6% Other increase from 1Q20 $3,544 8% Service Charges $6,001 $6.6 million of foreign exchange 14% income despite COVID-19 headwinds Wealth Mgmt $4,114 Continued momentum with $3.0 million 10% of client derivative fees Gains from sales Bankcard of loans $2,844 $16,662 7% Trust and wealth management fees of 39% $4.1 million Client derivatives $2,984 Foreign 7% Service charges declined $2.4 million, exchange or 28.9% to $6.0 million due to impact income $6,576 of COVID 15% All dollars shown in thousands 12

Noninterest Expense Noninterest Expense 2Q20 Highlights Includes $0.7 million of COVID-19 Intangible Total $88.7 million amortization related expenses $2,791 3% Other Professional $11,690 $1.5 million related to other non- services 13% $2,205 recurring expenses such as merger 3% related and branch consolidation costs Data processing $0.8 million of incremental expenses $7,019 8% related to PPP Occupancy and Salaries and equipment benefits $9,059 $55,925 10% 63% All dollars shown in thousands 13

Current Expected Credit Losses - Loans and Leases ACL/Total Loans 2Q20 Highlights $158.7 million, or 1.56% of loan balances; 1.55% 1.56% 1.71% excluding PPP 1.29% $158.7 $143.9 $17.9 million provision expense substantially $119.2 0.69% 0.62% 0.63% driven by expected economic impact of COVID-19 $61.5 $56.6 $57.7 Utilizes final June Moody’s baseline forecast in 1 1 1 2Q19 3Q19 4Q19 1/1/2020 1Q20 2Q20 quantitative model Allowance for Credit Losses ACL / Total Loans $16.7 million ACL – unfunded commitments; $2.4 million provision expense ACL by Loan Type Adoption Impact 12/31/2019 1/1/2020 3/31/2020 6/30/2020 Loans $119.2 million, an increase of $61.5 million Commercial and industrial $ 18,584 $ 28,485 $ 45,409 $ 50,421 from 12/31/19 Lease financing 971 1,089 1,494 1,431 Real estate -construction 2,381 13,960 13,511 15,357 Real estate - commercial 23,579 47,697 53,155 62,340 Day 1 increase driven by acquired loans and Real estate - residential 5,299 10,789 11,284 10,581 life of loan expectations compared to the Home equity 4,787 13,217 14,827 14,236 incurred loss model Installment 392 1,193 1,238 1,226 Credit card 1,657 2,726 2,967 3,069 1 ACL-loan and lease losses $ 57,650 $ 119,155 $ 143,885 $ 158,661 1 ACL-unfunded commitments $ 585 $ 12,740 $ 14,308 $ 16,678 1 Beginning January 1, 2020, calculation is based on current expected credit loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology. All dollars shown in thousands 14

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.02% 0.92% 0.83% 0.62% 0.56% 0.79% 0.42% 0.48% 0.49% $147.8 0.62% $132.5 $124.5 $125.5 $90.2 $80.8 $78.1 $72.2 $89.3 $61.6 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Net Charge Offs & Provision Expense $25.4 0.45% $20.2 $10.2 0.15% 0.08% 0.12% $6.5 $5.0 $4.8 -0.04% $3.1 $1.8 $3.5 -$0.9 1 2Q19 3Q19 4Q19 1Q20 2Q20 NCOs Provision Expense2 NCOs / Average Loans 1 Beginning January 1,2020, calculation is based on current expected loss methodology. Prior to January 1, 2020, calculation was based on the incurred loss methodology. 2 Provision includes both loans & leases and unfunded commitments All dollars shown in millions 15

Capital Tier 1 Common Equity Ratio Tier 1 Capital Ratio 12.00% 11.52% 11.30% 11.27% 11.44% 12.40% 11.91% 11.69% 11.66% 11.83% 7.00% 8.50% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Tier 1 Common Equity Ratio Basel III minimum Tier 1 Capital Ratio Basel III minimum Total Capital Ratio Tangible Common Equity Ratio 15.13% 14.20% 9.34% 9.17% 13.62% 13.39% 13.54% 9.07% 8.25% 8.09% 10.50% 2 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q201 2Q20 Total Capital Ratio Basel III minimum Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $11,078,714 1 Decline related to adoption of CECL during the quarter 2 Increased 134 basis points due to sub-debt issuance in beginning of second quarter All capital numbers are considered preliminary. 16

Capital Strategy Tangible Book Value Per Share Strategy & Deployment 6.6% annualized dividend yield $12.79 $12.42 July 2020 stress testing indicates $12.33 $12.26 capital ratios above regulatory $11.82 minimums in all modeled scenarios Targeted dividend payout ratio remains 40 - 45% over the long term, but is subject to change based on economic conditions and the Company’s financial performance No shares repurchased in second 2Q19 3Q19 4Q19 1Q20 1 2Q20 1 quarter; suspended share buybacks on March 13th Tangible Book Value per Share 1 Decline related to adoption of CECL during the quarter 17

COVID – 19 Related Information

Relief Program Overview Associates Consumers Businesses Communities •More than half of our associates •Introductions of hardship relief •Prudently working with clients to •Many organizations in our are working from home. programs like, payment deferrals, provide access to capital, defer communities are mobilizing to fee-waivers, and the suspension payments when appropriate, and help provide assistance to those •Up to four weeks of pandemic pay of new foreclosures. provide support during this impacted economically by is available for associates who difficult time. Coronavirus. cannot work on-site or at home. •Modifications have been made to many products and service •Our experienced team is helping •First Financial has helped to lead •Protocols have been implemented channels to make it easier and clients leverage relief programs those efforts by contributing $1 for cleaning and distancing at all faster to make transactions, open such as the SBA Disaster Loan million to help fund COVID-19 worksites. accounts and conduct banking program, the CARES Act relief efforts throughout our from home. Paycheck Protection Program, and footprint in the first quarter of •Financial assistance, like payment the Main Street Lending Program. 2020. deferrals, line of credit increases, •Virtually all transactions can be and access to our experts is handled via the drive-thru, •As of June 30, we have received available to all. including the ability to provide over 8,000 loan requests totaling official checks, money orders, and $1.2 billion, securing PPP SBA •Mental wellbeing is being replacement debit cards. approval for approximately 6,800 emphasized as we promote our loans totaling $913 million. employee assistance program. •A hardship phone line and online form make it easy for clients to •As of June 30, we have modified reach out and request help. over $2.0 billion in loan balances. •As of June 30, we have successfully modified over $126 million in consumer loans, including almost $103 million of residential mortgages. 19

Loan Concentrations C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $4.4B CRE Loans: $3.8B Accommodation & Food Services Office Hotel/Motel Strip Center 13% 15% 11% 6% Real Estate Manufacturing 10% Nursing/Assisted 13% Living 6% Health Care Retail 7% Residential, 1-4 17% Finance & Family Insurance Construction 3% 6% 16% Restaurant 3% Industrial Facility Professional & 3% Tech Residential, Multi 5% Other Other Family 5+ 14% 16% Retail Trade 22% 5% Other Services Wholesale Trade 5% 4% 1 Industry types included in Other representing greater than 1% of total C&I loans include Agriculture, Transportation & Warehousing, Public Administration, Waste Management, Arts & Recreation, and Educational Services. Includes owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Warehouse, Medical Office, Student Housing, Real Estate IUB Other, and Vacant Land Not Held for Development. 20

Loan Portfolio - Areas of Focus Loans (EOP) Areas of Focus Total $10.2 Billion Asset classes with areas of focus Franchise $462 5% PPP: $913 million in balances or 9% Hotels $410 of total loans 4% Franchise: $462 million in balances, Retail ICRE $838 or 5% of total loans 8% All other loans $7,559 74% PPP Hotels: $410 million in balances, or $913 9% 4% of total loans Retail CRE: $838 million in balances, or 8% of total loans All dollars shown in millions 21

Area of Focus – Paycheck Protection Program $913MM, or 9% of the total portfolio; PPP Portfolio by Division $27.6 million of unearned fees as of Total $912.9 Million Commercial June 30 Finance $65.0 7% Program remains open but demand Consumer Banking ICRE $399.6 is minimal $26.0 44% 3% Forgiveness process awaiting final guidance from the SBA Internal processes ready Commercial Expected to launch in the next 30 $422.3 days 46% Receiving some forgiveness inquiry, but to date, demand is low PPP Portfolio Top 5 Industries Majority of customers retaining $180 800 $160 700 stimulus $140 600 $120 500 $100 400 $80 Balances Balances 300 $60 $40 200 Loans or Number $20 100 $0 0 Manufacturing Profess, Construction Health Care Accomm. & Scientific, & Social Asst Food Services Tech Services Balances Number of Loans All dollars shown in millions 22

Areas of Focus - Franchise Portfolio $462 million in balances or 5% of total loans Top 10 Concepts 93% of portfolio was pass rated as of 6/30 $100 25.0% $90 9 of top 10 largest relationships include some real $80 20.0% estate collateral $70 $60 15.0% $296 million, or 64%, secured an initial 90 day $50 payment deferral; majority set to expire in late July, Balances $40 10.0% $30 % of Portfolio August $20 5.0% $10 $157 million of deferred loans have returned to $0 0.0% making full principal and interest payments $84 million of deferred loans have requested and been granted a second deferral Balances % of Portfolio Restaurant Type Geography Ohio Sit Down $151 Georgia 33% New Mexico New Jersey Delivery North Carolina $110 24% Virginia Florida Drive Thru Texas $201 43% California 0% 5% 10% 15% 20% 25% All dollars shown in millions 23

Area of Focus - Hotel Portfolio $410 million balance represents 4% of the total loan portfolio $67 16% $31 76% of the hotel portfolio is located within the 8% Bank’s geographic footprint $152 37% $41 $370 million, or 90%, secured an initial 90 day 10% payment deferral; given continued low occupancy rates, majority expected to request a second 90 day full P&I or interest-only deferral $119 29% 2019 data (pre-COVID 19) indicates the hotel portfolio was strong with an average LTV of 63% Marriott Hilton IHG Choice Other and DSC of 1.58x. Majority concentrated in Midwest Metro markets reliant on business travel Overall we have little exposure to large $97 convention center hotels or fly-to-leisure 24% destinations. $313 76% Footprint Out of Footprint All dollars shown in millions 24

Area of Focus - ICRE Retail $838 million, or 8% of the total portfolio State $300 60% of the portfolio is located within the Bank’s geographic footprint $250 $200 Bank has focused on strong locations with adequately capitalized sponsors $150 $100 2019 data (pre-COVID) indicates the portfolio has an average LTV of 67% $50 $0 $507 million, or 61%, secured an initial 90 OH IN KY NY SC NC NE IL MD WV day payment deferral Retail Properties >$3 million $300 $250 $200 $150 $100 $50 $0 Power Anchored Unanchored Other Single Lifestyle Center Strip Strip Tenant Center All dollars shown in millions 25

Outlook Commentary1 Loan growth expected to be in low single digits, excluding impact of PPP Balance Sheet Deposit balances expected to remain elevated in near-term; gradual decline with eventual spending of PPP/stimulus Expected to be positively impacted by PPP forgiveness Net Interest Margin Under slight pressure given low interest rate environment Elevated provision expense in near term Credit Higher credit losses anticipated in back half of the year Elevated mortgage income expected in near-term, with normalized premiums and seasonal declines in volume later in the year Noninterest income Slowly returning deposit overdraft, service charge and interchange revenues Foreign exchange income expected to rebound in near-term Will gradually increase as business activities normalize Noninterest Expense Near-term pause in discretionary expenditures and significant investments except where critical Originated approximately $913 million of PPP loans with average fees of 3.3% PPP Forgiveness payoffs expected to start in 3Q and be concentrated in 4Q and early 2021. 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 26

Appendix: Non-GAAP Measures The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 27

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2020 2020 2019 2019 2019 Net interest income $ 111,576 $ 114,282 $ 118,902 $ 121,535 $ 122,302 Tax equivalent adjustment 1,664 1,624 1,630 1,759 1,416 Net interest income - tax equivalent $ 113,240 $ 115,906 $ 120,532 $ 123,294 $ 123,718 Average earning assets $ 13,258,612 $ 12,375,698 $ 12,288,761 $ 12,343,327 $ 12,294,911 Net interest margin1 3.38% 3.71% 3.84% 3.91% 3.99 % Net interest margin (fully tax equivalent)1 3.44% 3.77% 3.89% 3.96% 4.04% 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands 28

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Three months ended June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2020 2020 2019 2019 2019 Net income (a) $ 37,393 $ 28,628 $ 48,677 $ 50,856 $ 52,703 Average total shareholders' equity 2,185,865 2,209,733 2,245,107 2,210,327 2,146,997 Less: Goodwill (937,771) (937,771) (937,710) (899,888) (879,726) Other intangibles (72,086) (75,014) (78,190) (51,365) (37,666) MSR's (10,254) (10,608) (10,367) (10,118) (9,906) Average tangible equity (b) 1,165,754 1,186,340 1,218,840 1,248,956 1,219,699 Total shareholders' equity 2,221,019 2,179,383 2,247,705 2,261,313 2,188,189 Less: Goodwill (937,771) (937,771) (937,771) (937,689) (879,727) Other intangibles (70,325) (73,258) (76,201) (79,506) (36,349) MSR's (11,250) (10,278) (10,650) (10,293) (10,086) Ending tangible equity (c) 1,201,673 1,158,076 1,223,083 1,233,825 1,262,027 Total assets 15,870,890 15,057,567 14,511,625 14,480,445 14,437,663 Less: Goodwill (937,771) (937,771) (937,771) (937,689) (879,727) Other intangibles (70,325) (73,258) (76,201) (79,506) (36,349) MSR's (11,250) (10,278) (10,650) (10,293) (10,086) Ending tangible assets (d) 14,851,544 14,036,260 13,487,003 13,452,957 13,511,501 Risk-weighted assets (e) 11,078,714 11,027,347 11,023,795 10,883,554 10,674,394 Total average assets 15,710,204 14,524,422 14,460,288 14,320,514 14,102,733 Less: Goodwill (937,771) (937,771) (937,710) (899,888) (879,726) Other intangibles (72,086) (75,014) (78,190) (51,365) (37,666) MSR's (10,254) (10,608) (10,367) (10,118) (9,906) Average tangible assets (f) $ 14,690,093 $ 13,501,029 $ 13,434,021 $ 13,359,143 $ 13,175,435 Ending shares outstanding (g) 98,018,858 97,968,958 98,490,998 100,094,819 98,647,690 Ratios Return on average tangible shareholders' equity (a)/(b) 12.90% 9.71% 15.84% 16.15% 17.33% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 8.09% 8.25% 9.07% 9.17% 9.34% Risk-weighted assets (c)/(e) 10.85% 10.50% 11.09% 11.34% 11.82% Average tangible equity as a percent of average tangible assets (b)/(f) 7.94% 8.79% 9.07% 9.35% 9.26% Tangible book value per share (c)/(g) $ 12.26 $ 11.82 $ 12.42 $ 12.33 $ 12.79 All dollars shown in thousands 29

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP measures 2Q20 1Q20 4Q19 3Q19 2Q19 (Dollars in thousands, except per share data) As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) $ 111,576 $ 111,576 $ 114,282 $ 114,282 $ 118,902 $ 118,902 $ 121,535 $ 121,535 $ 122,302 $ 122,302 Provision for credit losses-loans and leases (j) 17,859 17,859 23,880 23,880 4,629 4,629 5,228 5,228 6,658 6,658 Provision for credit losses-unfunded commitments (j) 2,370 2,370 1,568 1,568 Noninterest income 42,725 42,725 35,384 35,384 36,768 36,768 33,140 33,140 34,638 34,638 less: gains (losses) on sale of investment securities 128 (157) (56) 208 52 Total noninterest income (g) 42,725 42,597 35,384 35,541 36,768 36,824 33,140 32,932 34,638 34,586 Noninterest expense 88,689 88,689 89,666 89,666 93,064 93,064 86,226 86,226 84,378 84,378 less: severance and merger-related expenses 35 329 693 5,192 5,187 less: historic tax credit write-down @ 21% 2,862 less: COVID-19 costs 660 1,011 less: other 1,507 1,139 1,740 711 336 Total noninterest expense (e) 88,689 86,487 89,666 87,187 93,064 87,769 86,226 80,323 84,378 78,855 Income before income taxes (i) 45,383 47,457 34,552 37,188 57,977 63,328 63,221 68,916 65,904 71,375 Income tax expense 7,990 7,990 5,924 5,924 9,300 9,300 12,365 12,365 13,201 13,201 plus: tax effect of adjustments 436 554 377 926 785 plus: after-tax impact of historic tax credit write-down @ 35% 2,261 Total income tax expense (h) 7,990 8,426 5,924 6,478 9,300 11,938 12,365 13,291 13,201 13,986 Net income (a) $ 37,393 $ 39,031 $ 28,628 $ 30,710 $ 48,677 $ 51,390 $ 50,856 $ 55,625 $ 52,703 $ 57,389 Average diluted shares (b) 97,989 97,989 98,356 98,356 99,232 99,232 99,078 99,078 98,648 98,648 Average assets (c) 15,710,204 15,710,204 14,524,422 14,524,422 14,460,288 14,460,288 14,320,514 14,320,514 14,102,733 14,102,733 Average shareholders' equity 2,185,865 2,185,865 2,209,733 2,209,733 2,245,107 2,245,107 2,210,327 2,210,327 2,146,997 2,146,997 Less: Goodwill and other intangibles (1,020,111) (1,020,111) (1,023,393) (1,023,393) (1,026,267) (1,026,267) (961,371) (961,371) (927,298) (927,298) Average tangible equity (d) 1,165,754 1,165,754 1,186,340 1,186,340 1,218,840 1,218,840 1,248,956 1,248,956 1,219,699 1,219,699 Ratios Net earnings per share - diluted (a)/(b) $ 0.38 $ 0.40 $ 0.29 $ 0.31 $ 0.49 $ 0.52 $ 0.51 $ 0.56 $ 0.53 $ 0.58 Return on average assets - (a)/(c) 0.96% 1.00% 0.79% 0.85% 1.34% 1.41% 1.41% 1.54% 1.50% 1.63% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 1.68% 1.73% 1.66% 1.73% 1.72% 1.86% 1.90% 2.05% 2.06% 2.22% Return on average tangible shareholders' equity - (a)/(d) 12.90% 13.47% 9.71% 10.41% 15.84% 16.73% 16.15% 17.67% 17.33% 18.87% Efficiency ratio - (e)/((f)+(g)) 57.5% 56.1% 59.9% 58.2% 59.8% 56.4% 55.7% 52.0% 53.8% 50.3% Effective tax rate - (h)/(i) 17.6% 17.8% 17.1% 17.4% 16.0% 18.9% 19.6% 19.3% 20.0% 19.6% 30

First Financial Bank First Financial Center 225 East Fifth Street Suite 800 Cincinnati, OH 45202-4248 31